Hawkins  Accounting,
1210  Homestead  Ave.
Santa  Clara,  CA  95050






                       CONSENT OF THE INDEPENDENT AUDITOR
                       ----------------------------------


As the independent auditor for Denali Concrete Management Co,, Inc., I hereby consent to the incorporation by reference in this Form SB2 Statement of my reports, relating to the audited financial statements dated April 20, 2003 for the year ended December 31, 2002 and 2001 and the years then ended.



/s/  Richard  Hawkins
--------------------------
Hawkins  Accounting



May  13,  2003